THE GABELLI U.S. TREASURY MONEY MARKET FUND

                               SEMI-ANNUAL REPORT
                                MARCH 31, 2003(A)

                                                               [GRAPHIC OMITTED]
                                                     PICTURE OF JUDITH A. RANERI

                                                                JUDITH A. RANERI

TO OUR SHAREHOLDERS,

      The U.S. economy entered 2003 entangled in a soft patch in which geopolitical risks prevailed over economic data. Despite some positive developments, such as the swift progress in the conflict against Iraq during the first quarter, it remains too early to declare that the global situation has stabilized and that the U.S. economy is back on track.

      The picture painted by the first quarter showed signs of strain for the U.S. economy. Weak economic data, an increasingly tense geopolitical environment, and a weaker dollar pushing rates to 45 year lows implied slow economic growth possibly for the remainder of the year. January and February gave way to sluggish growth as businesses and consumers "retrenched in advance of probable military action". Personal income and consumption were at weak levels and consumer spending continued to appear vulnerable. Consumer confidence levels (as measured by the University of Michigan) declined sharply to levels not seen since 1992, while the employment outlook remained dim. The weak data, along with inflated energy prices, the ongoing slide in equity prices and the longer-than-anticipated war effort, has led the market towards a more pessimistic view of the "post-war" economic environment than first assumed. What the data does not reveal is to what extent the recent weakness seen in the economy is due to the war's uncertainties. We will be well into the second quarter before economic data totally emerges free of war-related distortions.

      Nevertheless, with war uncertainties lifted, the economy is expected to bounce back over the next several months. The main force prompting growth in the current recovery has been the very accommodating monetary policy implemented by the Fed. Low interest rates have spurred consumer spending and have helped maintain that sector, which has contributed significantly to the overall economy. Lower oil prices, a highly stimulative monetary policy, and a rebounding stock market will also move the economy forward.

--------------------------------------------------------------------------------
(a) The Fund's fiscal year ends September 30.

INVESTMENT RESULTS

      For the twelve-month period ended March 31, 2003, the Fund's total return was 1.32%. The Lipper U.S. Treasury Money Market Average had a total return of 0.88% over the same period. The Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund's 7-day annualized yield and 30-day annualized yield on March 31, 2003 were 0.90% and 0.91%, respectively.

      For the five-year period ended March 31, 2003, the Fund's total return averaged 3.87% versus an average annual total return of 3.54% for the Lipper U.S. Treasury Money Market Average. Since inception on October 1, 1992 through March 31, 2003, the Fund had an average annual total return of 4.17%. As of March 31, 2003, direct shareholders total 7,890 and net assets are $1.025 billion. The Fund maintained a stable net asset value of $1.00 per share throughout the period.

MINIMUM INVESTMENT - $10,000

      The Fund's minimum initial investment is $10,000. However, shareholders of any of the Gabelli Funds may invest in the Fund with an initial investment of $3,000. IRAs, retirement accounts and custodial accounts for minors require an initial investment of only $1,000. The Fund provides check writing and exchange privileges and continues to offer these services at no charge to shareholders. The Fund's expenses are capped at 0.30% of average net assets, making it one of the most attractive U.S. Treasury-only money market funds. With dividends that are exempt from state and local income taxes in all states, the Fund is an excellent vehicle in which to store idle cash.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                       MAY                JUNE            JULY
                       ---                ----            ----
      1st Tuesday      Howard Ward        Howard Ward     Howard Ward
      1st Wednesday    Henry Van der Eb   Susan Byrne     Caesar Bryan
      2nd Wednesday    Caesar Bryan       Walter Walsh    Charles Minter & Martin Weiner
      3rd Wednesday    Elizabeth Lilly    Ivan Arteaga    Hartswell Woodson
      4th Wednesday    Barbara Marcin     Barbara Marcin  Ivan Arteaga
      5th Wednesday                                       Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

DAILY DIVIDENDS

      The Fund declares daily dividends which are reinvested monthly unless a cash distribution is requested. The Fund invests exclusively in U.S. Treasury securities and therefore 100% of the Fund's income dividends are exempt from state and local income taxes in all states. Please consult your tax adviser for the applicability to your specific situation.

      We thank you for your loyalty and as always, pledge our best efforts on your behalf as we seek to provide you with competitive returns. Please call us at 800-GABELLI (800-422-3554) during the business day for further information.

                                                     Sincerely,

                                                     /S/ JUDITH A. RANERI

                                                     JUDITH A. RANERI
                                                     Vice President and
                                                     Portfolio Manager

April 16, 2003

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Total returns and average annual returns, which reflect changes in investment income, are net of expenses. Investment returns and yields will fluctuate. An investment in The Gabelli U.S. Treasury Money Market Fund is neither insured nor guaranteed by the U.S. Government or the Federal Deposit Insurance Corporation. Although the Fund seeks to preserve the value of an investment at $1.00 per share, there can be no assurance that the Fund will maintain a stable $1.00 per share net asset value, so it is possible to lose money by investing in the Fund. The Fund's prospectus contains more complete information, including fees and expenses. The prospectus should be read carefully before investing or sending money. If the Fund's expenses had not been limited to 0.30%, the Fund's 7-day annualized yield and 30-day annualized yield would have been 0.85% and 0.86%, respectively, as of March 31, 2003 and the long-term results would have been lower.

                   THE GABELLI U.S. TREASURY MONEY MARKET FUND

STATEMENT OF NET ASSETS -- MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

    PRINCIPAL                                                                                            MARKET
     AMOUNT                                                                                               VALUE
    ---------                                                                                            ------
                U.S. GOVERNMENT OBLIGATIONS -- 100.0%
                U.S. TREASURY BILLS -- 97.5%
$1,000,923,000  U.S. Treasury Bills, 1.123% to 1.286%++, 04/03/03 to 09/18/03 ................       $  999,485,243
                                                                                                     --------------
                U.S. TREASURY NOTE -- 2.5% 25,000,000 U.S. Treasury Note,
                  5.375%, 06/30/03 ...........................................................           25,222,200
                                                                                                     --------------
                TOTAL U.S. GOVERNMENT OBLIGATIONS ............................................        1,024,707,443
                                                                                                     --------------
TOTAL INVESTMENTS (Cost $1,024,707,443) (a) ..........................................  100.0%        1,024,707,443
OTHER ASSETS AND LIABILITIES (NET) ...................................................    0.0               (78,164)
                                                                                        ------       --------------
NET ASSETS
  (applicable to 1,024,629,279 shares outstanding, $0.001 par value, unlimited
  number of shares authorized) .......................................................  100.0%       $1,024,629,279
                                                                                        ======       ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE .....................................                $1.00
                                                                                                              =====
NET ASSETS CONSIST OF:
  Paid-in-Capital ............................................................................        1,024,648,883
  Accumulated net investment loss ............................................................              (19,604)
                                                                                                     --------------
TOTAL NET ASSETS .............................................................................       $1,024,629,279
                                                                                                     ==============

------------------
(a) Aggregate cost for Federal tax purposes.
 ++ Represents annualized yield at date of purchase.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period:

                                             SIX MONTHS ENDED                   YEAR ENDED SEPTEMBER 30,
                                              MARCH 31, 2003    ---------------------------------------------------------
                                                (UNAUDITED)       2002        2001        2000        1999       1998
                                             ----------------     ----        ----        ----        ----       ----
OPERATING PERFORMANCE:
  Net asset value, beginning of period ........ $     1.00    $     1.00    $   1.00    $   1.00    $   1.00   $   1.00
                                                ----------    ----------    --------    --------    --------   --------
  Net investment income (a) ...................     0.0057        0.0161      0.0453      0.0526      0.0422     0.0496
  Net realized gain on investments ............     0.0000        0.0012      0.0011      0.0010      0.0005     0.0005
                                                ----------    ----------    --------    --------    --------   --------
  Total from investment operations ............     0.0057        0.0173      0.0464      0.0536      0.0427     0.0501
                                                ----------    ----------    --------    --------    --------   --------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income .......................    (0.0057)      (0.0161)    (0.0453)    (0.0526)    (0.0422)   (0.0496)
  Net realized short-term
    gain on investments .......................     0.0000       (0.0012)    (0.0011)    (0.0010)    (0.0005)   (0.0005)
                                                ----------    ----------    --------    --------    --------   --------
  Total distributions .........................    (0.0057)      (0.0173)    (0.0464)    (0.0536)    (0.0427)   (0.0501)
                                                ----------    ----------    --------    --------    --------   --------
  NET ASSET VALUE, END OF PERIOD .............. $     1.00    $     1.00    $   1.00    $   1.00    $   1.00   $   1.00
                                                ==========    ==========    ========    ========    ========   ========
  Total return+ ...............................       0.4%          1.7%        4.7%        5.5%        4.4%       5.1%
                                                ==========    ==========    ========    ========    ========   ========
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
  Net assets, end of period (in 000's) ........ $1,024,629    $1,016,253    $805,149    $614,782    $480,100   $314,394
  Ratio of net investment income to
    average net assets ........................      1.14%(c)      1.59%       4.51%       5.29%       4.19%      4.91%
  Ratio of operating expenses to
    average net assets (b) ....................      0.30%(c)      0.30%       0.30%       0.30%       0.30%      0.30%

--------------------
  + Total return  represents  aggregate  total return of a  hypothetical  $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) Net investment income before fees waived by the Manager for the six months ended March 31, 2003 and fiscal years ended September 30, 2002, 2001, 2000, 1999 and 1998 were $0.0054, $0.0155, $0.0446, $0.0520, $0.0412, and $0.0475,
    respectively.
(b) Operating expense ratios before fees waived by the Manager for the six months ended March 31, 2003 and the fiscal years ended September 30, 2002, 2001, 2000, 1999, and 1998 were 0.35%, 0.36%, 0.37%, 0.37%, 0.40%, and
    0.46%, respectively.
(c) Annualized.

                See accompanying notes to financial statements.

                   THE GABELLI U.S. TREASURY MONEY MARKET FUND

STATEMENT OF OPERATIONS -- FOR THE SIX MONTHS ENDED MARCH 31, 2003 (UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest ...................................................       $7,320,136
                                                                     ----------
EXPENSES:
  Management fees ............................................        1,527,313
  Transfer agent fees ........................................           99,277
  Custodian fees .............................................           66,792
  Registration fees ..........................................           23,946
  Shareholder communications expenses ........................           32,125
  Legal and audit fees .......................................           16,459
  Trustees' fees .............................................           11,602
  Miscellaneous expenses .....................................           20,848
                                                                     ----------
  TOTAL EXPENSES BEFORE FEES WAIVED BY MANAGER ...............        1,798,362
  Fees waived by Manager .....................................         (271,049)
                                                                     ----------
  TOTAL EXPENSES-- NET .......................................        1,527,313
                                                                     ----------
NET INVESTMENT INCOME ........................................        5,792,823
NET REALIZED GAIN ON INVESTMENTS .............................           67,123
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........       $5,859,946
                                                                     ==========

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                         SIX MONTHS ENDED      YEAR ENDED
                                                          MARCH 31, 2003     SEPTEMBER 30,
                                                            (UNAUDITED)          2002
                                                         ----------------    -------------
OPERATIONS:
  Net investment income ...............................   $    5,792,823    $    14,858,382
  Net realized gain/(loss) on investments .............           67,123          1,029,707
                                                          --------------    ---------------
  NET INCREASE/(DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS .........................        5,859,946         15,888,089
                                                          --------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ...............................       (5,792,823)       (14,858,382)
  Net realized gain on investments ....................           (2,465)        (1,144,843)
                                                          --------------    ---------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS .................       (5,795,288)       (16,003,225)
                                                          --------------    ---------------
CAPITAL SHARE TRANSACTIONS ($1.00 PER SHARE):
  Proceeds from shares issued .........................      595,491,411      2,645,614,565
  Proceeds from reinvestment of dividends .............        5,804,892         15,735,912
  Cost of shares redeemed .............................     (592,984,267)    (2,450,131,806)
                                                          --------------    ---------------
  Net increase/(decrease) in net assets
   from capital share transactions ....................        8,312,036        211,218,671
                                                          --------------    ---------------
  NET INCREASE/(DECREASE) IN NET ASSETS ...............        8,376,694        211,103,535
                                                          --------------    ---------------
NET ASSETS:
  Beginning of period .................................    1,016,252,585        805,149,050
                                                          --------------    ---------------
  End of period .......................................   $1,024,629,279    $ 1,016,252,585
                                                          ==============    ===============

                See accompanying notes to financial statements.

THE GABELLI U.S. TREASURY MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. ORGANIZATION. The Gabelli U.S. Treasury Money Market Fund (the "Fund"), a series of The Gabelli Money Market Funds (the "Trust"), was organized on May 21, 1992 as a Delaware business trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is high current income consistent with the preservation of principal and liquidity. The Fund commenced investment operations on October 1, 1992.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Investments are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 under the 1940 Act. Amortized cost involves valuing a portfolio security at cost and any discount or premium is amortized on a constant basis to the maturity of the instrument.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned.

DIVIDENDS  AND  DISTRIBUTIONS.   Dividends  from  investment  income  (including
realized capital gains and losses) are declared daily and paid monthly. Distributions of long term capital gains, if any, are paid annually.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

3. AGREEMENTS WITH AFFILIATED PARTIES. The Trust has entered into a management agreement (the "Management Agreement") with Gabelli Funds, LLC (the "Manager"), which provides that the Trust will pay the Manager a fee, computed daily and paid monthly, at the annual rate of 0.30 percent of the value of the Fund's average daily net assets. In accordance with the Management Agreement, the Manager provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Trustees of the Fund who are its affiliates. To the extent necessary, the Manager has contractually undertaken to assume certain expenses of the Trust so that the total expenses do not exceed
0.30 percent of the Fund's average daily net assets. This arrangement is renewable annually by the Manager. For the six months ended March 31, 2003, the Manager waived management fees of $271,049.

                             GABELLI FAMILY OF FUNDS

VALUE ________________________________________
GABELLI ASSET FUND
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND
Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund's objective is to identify a catalyst or sequence of events that will return the company to a higher value.
(CLASS AAA-NO-LOAD)                       PORTFOLIO MANAGER: BARBARA MARCIN, CFA

GABELLI WESTWOOD EQUITY FUND
Seeks to invest primarily in the common stock of well-seasoned companies that have recently reported positive earnings surprises and are trading below Westwood's proprietary growth rate estimates. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                   PORTFOLIO MANAGER: SUSAN M. BYRNE

FOCUSED VALUE ______________________________
GABELLI VALUE FUND
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

SMALL CAP VALUE ____________________________
GABELLI SMALL CAP FUND
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $1 billion) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation.
(CLASS AAA-NO-LOAD)                    PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WOODLAND SMALL CAP VALUE FUND
Seeks to invest primarily in the common stocks of smaller companies (market capitalizations less than $1.5 billion) believed to be undervalued with shareholder oriented management teams that are employing strategies to grow the company's value. The Fund's primary objective is capital appreciation.
(MULTICLASS)                          PORTFOLIO MANAGER: ELIZABETH M. LILLY, CFA

GROWTH ______________________________________
GABELLI GROWTH FUND
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI INTERNATIONAL GROWTH FUND
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global
diversification. (MULTICLASS)                    PORTFOLIO MANAGER: CAESAR BRYAN

AGGRESSIVE GROWTH _________________________
GABELLI GLOBAL GROWTH FUND
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary
objective is capital appreciation. (MULTICLASS)                     TEAM MANAGED

MICRO-CAP ___________________________________
GABELLI WESTWOOD MIGHTY MITES(SM) FUND
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

EQUITY INCOME _______________________________
GABELLI EQUITY INCOME FUND
Seeks to invest primarily in equity securities with above market average yields. The Fund pays monthly dividends and seeks a high level of total return with an emphasis on income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income.
(MULTICLASS)                            CO-PORTFOLIO MANAGERS: SUSAN M. BYRNE
                                                               MARK FREEMAN, CFA

GABELLI WESTWOOD REALTY FUND
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital
appreciation. (MULTICLASS)                     PORTFOLIO MANAGER: SUSAN M. BYRNE

SPECIALTY EQUITY ____________________________
GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital
appreciation. (MULTICLASS)                                          TEAM MANAGED

GABELLI GLOBAL OPPORTUNITY FUND
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

SECTOR ______________________________________
GABELLI GLOBAL TELECOMMUNICATIONS FUND
Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's
primary objective is capital appreciation. (MULTICLASS)             TEAM MANAGED

GABELLI GOLD FUND
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI UTILITIES FUND
Seeks to provide a high level of total return  through a combination  of capital
appreciation and current income. (CLASS AAA-NO-LOAD)                TEAM MANAGED

MERGER AND ARBITRAGE _____________________
GABELLI ABC FUND
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss.
(NO-LOAD)                               PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

CONTRARIAN_________________________________
Gabelli Mathers Fund
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: HENRY VAN DER EB, CFA

COMSTOCK CAPITAL VALUE FUND
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.
(MULTICLASS)                               PORTFOLIO MANAGER: MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

QUANTITATIVE_________________________________
NED DAVIS RESEARCH ASSET  ALLOCATION  FUND
Seeks to achieve returns greater then the weighted composite benchmark consisting of 60% in the S&P 500 Index and 40% in the Lehman Long Term U.S. Government Bond Index through a flexible asset allocation strategy. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

SMALL CAP GROWTH __________________________
GABELLI WESTWOOD SMALLCAP EQUITY FUND
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1.5 billion or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                            CO-PORTFOLIO MANAGERS: CHRISTOPHER J. MACDONALD, CFA
                                                   THOMAS W. COLER, CPA, CFA

FIXED INCOME ________________________________
GABELLI WESTWOOD INTERMEDIATE BOND FUND
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return.
(MULTICLASS)                                PORTFOLIO MANAGER: MARK FREEMAN, CFA

CASH MANAGEMENT-MONEY MARKET __________
GABELLI U.S. TREASURY MONEY MARKET FUND
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI

THE TREASURER'S FUND
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury securities and repurchase agreements. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments.
                                   (NO-LOAD) PORTFOLIO MANAGER: JUDITH A. RANERI

THE GLOBAL FUNDS INVEST IN FOREIGN SECURITIES WHICH INVOLVE RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS.

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

  TO RECEIVE A PROSPECTUS, CALL 800-GABELLI (422-3554). THE PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES. READ THE
             PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                            THE GABELLI U.S. TREASURY
                                MONEY MARKET FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                  800-422-3554
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                   Net Asset Value available daily by calling
                           800-GABELLI after 6:00 P.M.


                                BOARD OF TRUSTEES
Mario J. Gabelli, CFA                                John J. Parker
CHAIRMAN AND CHIEF                                   ATTORNEY-AT-LAW
INVESTMENT OFFICER                                   MCCARTHY, FINGAR, DONOVAN,
GABELLI ASSET MANAGEMENT INC.                        DRAZEN & SMITH

Anthony J. Colavita                                  Karl Otto Pohl
ATTORNEY-AT-LAW                                      FORMER PRESIDENT
ANTHONY J. COLAVITA, P.C.                            DEUTSCHE BUNDESBANK

Vincent D. Enright                                   Anthonie C. van Ekris
FORMER SENIOR VICE PRESIDENT                         MANAGING DIRECTOR
AND CHIEF FINANCIAL OFFICER                          BALMAC INTERNATIONAL, INC.
KEYSPAN ENERGY CORP.

                                    OFFICERS
Bruce N. Alpert                                      Ronald S. Eaker
PRESIDENT                                            VICE PRESIDENT

Gus Coutsouros                                       Judith A. Raneri
VICE PRESIDENT AND                                   VICE PRESIDENT
TREASURER                                            AND PORTFOLIO MANAGER

James E. McKee                                       Henley L. Smith
SECRETARY                                            VICE PRESIDENT

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                            Willkie, Farr & Gallagher

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This report is submitted for the general  information of the shareholders of The
Gabelli U.S. Treasury Money Market Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
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GAB404Q103SR


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                                                        PICTURE OF MARIO GABELLI

                    THE
                    GABELLI
                    U.S. TREASURY
                    MONEY MARKET
                    FUND
                                                              SEMI-ANNUAL REPORT
                                                                  MARCH 31, 2003